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                                                                    EXHIBIT 23.1




          PEAT MARWICK LLP LOGO
          1900 Nashville City Center
          Nashville, TN 37219-1735






                              ACCOUNTANT'S CONSENT




The Board of Directors
Community Financial Group, Inc.



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus statement.




                                             /s/ KPMG Peat Marwick LLP



Nashville, Tennessee
March 25, 1997